UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934



     Date of report (Date of earliest event reported):  January 20, 2005



                       JONES LANG LASALLE INCORPORATED
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



      Maryland                      001-13145                 36-4150422
------------------------      --------------------           ---------------
(State or other juris-        (Commission File               (IRS Employer
diction of incorporation)     Number)                        Identification
                                                             No.)



     200 East Randolph Drive, Chicago, IL                       60601
     ------------------------------------                    ----------
    (Address of Principal Executive Offices)                 (Zip Code)



     Registrant's telephone number, including area code:  (312) 782-5800



                               Not Applicable
       --------------------------------------------------------------
       (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]      Written communications pursuant to Rule 425 under the
            Securities Act (17 CFR 230.425)

  [  ]      Soliciting material pursuant to Rule 14a-12 under the
            Exchange Act (17 CFR 240.14a-12)

  [  ]      Pre-commencement communications pursuant to Rule 14d-2(b)
            under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
            under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 8.01.  OTHER EVENTS:  APPOINTMENT OF LAURALEE MARTIN TO ADDITIONAL
            POST OF CHIEF OPERATING OFFICER

      Jones Lang LaSalle Incorporated (the "Company") issued a press release announcing that Lauralee E. Martin, the Company's Chief Financial Officer since 2002, has been appointed to the additional position of Chief Operating Officer, effective immediately. The full text of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

            The following exhibit is included with this Report:

            99.1 Press release issued by Jones Lang LaSalle Incorporated on January 20, 2005 announcing that Lauralee E. Martin, the Company's Chief Financial Officer since 2002, has been appointed to the additional position of Chief Operating Officer, effective immediately.
















































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                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  January 20, 2005            JONES LANG LASALLE INCORPORATED


                                    By:      /s/ Mark J. Ohringer
                                             ------------------------------
                                    Name:    Mark J. Ohringer

                                    Title:   Executive Vice President and
                                             Global General Counsel




















































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